EXHIBIT 10.27

                              EMPLOYMENT AGREEMENT
                              --------------------
THIS  AGREEMENT  Dated  For  Reference  the  1st  day  of  April,  2002
BETWEEN:

  ABLEAUCTIONS.COM, INC., of 2042 - 112th Street Tacoma, Washington  98444-1537

 ("Ableauctions")

AND:


  ABDUL  LADHA,  of  7797  Jensen  Place,  Burnaby,  British  Columbia,
  V5A  2A7

  (the  "Executive")

WHEREAS:

A. The Executive desires to enter into employment with Ableauctions and Ableauctions desires to employ the Executive.

IN CONSIDERATION of the mutual agreements in this Agreement and subject to the terms and conditions specified in this Agreement, the parties agree as follows:

                                    ARTICLE 1
                                  DEFINITIONS

1.1     DEFINITIONS
        -----------
In this Agreement, including the recitals and the schedules, the following words and expressions have the following meanings unless the context otherwise requires:

"Affiliate of Ableauctions" means any person or entity controlled by, controlling or under common control with Ableauctions. For the purposes of this definition, the term "control" when used with respect to any person or entity means the power to direct the management and policies of such person or entity, directly or indirectly, whether as an officer or director, through the ownership of voting securities, by contract or otherwise. The term Affiliate of Ableauctions specifically includes (i) Able Auctions (1991) Ltd., (ii) any corporate subsidiary or parent of Ableauctions or of Able Auctions (1991) Ltd., and (iii) any company or enterprise in which Ableauctions, Able Auctions (1991) Ltd. or any corporate subsidiary or parent of either of them owns, directly or indirectly, more than 10% of the voting securities or any similar indicia of ownership.

"Business of Ableauctions" means the business carried on by Ableauctions, consisting of (i) auctioning and liquidating office equipment, furniture and industrial equipment, and (ii) developing and marketing computer software that enables users to conduct or participate in live auctions over the internet.

"Competitive Business" means any business or enterprise that competes with the Business of Ableauctions.

"Permanent Disability" means (i) the total inability of the Executive to perform the duties of the Executive under this Agreement for a period of 60 consecutive days as certified by a physician chosen by Ableauctions and reasonably acceptable to the Executive, or (ii) the Executive becomes entitled to (A) disability retirement benefits under the Canada Pension Plan (Canada) or the Social Security Act (USA), or (B) recover benefits under any long term disability plan or policy maintained by Ableauctions.

"Proprietary Information" means information related to Ableauctions or an Affiliate of Ableauctions (i) that derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (ii) that is the subject of efforts that are reasonable under the circumstances to maintain its secrecy; and all tangible reproductions or embodiments of such information.
Assuming the criteria in (i) and (ii) above are satisfied, Proprietary Information includes technical and non-technical data related to technical and business information, including, but not being limited to, trade secrets, computer hardware and software, procedures, manuals, methods, compositions, machines, computer programs, research projects, processes, formulae, data, algorithms, source codes, object codes, documentation, flow-charts, drawings, correspondence, know-how, improvements, inventions, techniques, personnel records, pricing information, sales or marketing plans and strategies, supply sources, production or merchandising plans, and information concerning the clients, customers, accounts, employees, contractors or affiliates of Ableauctions or any Affiliate of Ableauctions. Proprietary Information does not include any information to the extent that it (i) is or becomes part of the public domain through no act or omission attributable to the Executive, (ii) is released after prior written authorization of Ableauctions, or (iii) is required to be disclosed by applicable law, regulation or court order; provided that if disclosure is so required, the Executive will, if permitted by law, provide
Ableauctions with prompt notice of such requirement so that Ableauctions may seek an appropriate protective order.

"Proprietary Technology" means Proprietary Information relating specifically to the hardware, software, services, products and other technology of Ableauctions that may be developed, owned or licensed by Ableauctions or any Affiliate of Ableauctions or otherwise relating to the Business of Ableauctions or any other core line of business in which Ableauctions or any Affiliate of Ableauctions may become engaged.

"Third Party Information" means Proprietary Information that has been disclosed to Ableauctions or an Affiliate of Ableauctions by a third party and that Ableauctions or such Affiliate of Ableauctions is obligated to treat as confidential.

"Works" means copyrightable works of authorship including, without limitation, any technical descriptions for products, user guides, illustrations, advertising materials, computer programs (including the contents of read only memories) and any contribution to such materials and "Work" means any of them.

                                    ARTICLE 2
                            DUTIES OF THE EXECUTIVE

2.1     ENGAGEMENT
        ----------
Ableauctions hereby offers to employ the Executive, and the Executive hereby accepts such employment with Ableauctions, on and subject to the terms and conditions of this Agreement.

2.2     DUTIES  AND  RESPONSIBILITIES  OF  THE  EXECUTIVE
        -------------------------------------------------
The Executive will be employed as the President of Ableauctions, will do and perform all services and acts necessary or advisable to fulfil the duties of that position. During the term of this Agreement, the Executive agrees to devote such of his time, energy and skill to the Business of Ableauctions and to the promotion of Ableauctions's interests as may be necessary to fulfil his duties. The Executive agrees that the Executive has a duty of loyalty to Ableauctions and will not engage in, or otherwise be interested in, directly or indirectly, any other business or activity that would materially and adversely affect the Business of Ableauctions or the Executive's ability to perform the Executive's duties under this Agreement. Except as may be disclosed to and specifically approved by the Board of Directors of Ableauctions, the Executive will not receive or accept for his own benefit, directly or indirectly, any commission, rebate, discount, gratuity, fee or profit from any person having or proposing to have one or more business transactions with Ableauctions or any Affiliate of Ableauctions.

2.3     WORKING  FACILITIES
        -------------------
Ableauctions, at its expense, will furnish the Executive with such office space, office equipment, secretarial help and such other facilities, equipment and services as are needed or would be reasonably beneficial for the performance by the Executive of the duties contemplated under this Agreement. The Executive will provide services to Ableauctions in the greater Vancouver area of British Columbia, and shall not be required to involuntarily relocate.

                                    ARTICLE 3
                                  COMPENSATION

3.1     CASH  COMPENSATION
        ------------------
For all services to be rendered by the Executive under this Agreement, Ableauctions will pay to the Executive the following amounts, which payments will be subject to withholdings for federal, provincial, state and local taxes, CPP, UIC, social security and other deductions required by law from time to time in effect:

(a)     Base Salary:  Ableauctions will pay the Executive an annual gross salary
        -----------
          equal to $156,000 US, payable on a semi-monthly basis, consisting of one payment of $6,500 on the last business day preceding the sixteenth day of each month, and $6,500 on the last business day of each month. Such salary will be reviewed by Ableauctions annually. The Board of Directors of Ableauctions shall have the right to increase the salary of the Executive at any time and any such increase shall not operate as a cancellation of this Agreement but merely as an amendment of this clause and all of the other terms, provisions and conditions of this Agreement shall continue in force and effect.

(b)     Automobile Allowance:  Ableauctions will pay the Executive not more than
        --------------------
          $500 per month, payable at the beginning of each month, as an allowance applicable by the Executive to the operation and maintenance of an automobile to be used by the Executive from time to time at the request and direction and for the benefit of Ableauctions.

3.2     STOCK  OPTIONS
        --------------
Upon execution of this Agreement, Ableauctions will grant to the Executive an option to purchase up to 1,000,000 common shares of Ableauctions, at the times and on the terms and conditions described in the form of the Stock Option Agreement attached hereto as Schedule A.

3.3     BUSINESS  EXPENSES
        ------------------
The Executive will be reimbursed by Ableauctions for all reasonable and necessary expenses incurred by the Executive in connection with the performance of the Executive's duties of employment under this Agreement in accordance with the policies of Ableauctions. The Executive will, as a condition of any such reimbursement, submit verification of the nature and amount of such expenses in accordance with the reimbursement policies from time to time adopted by Ableauctions.

3.4     FRINGE  BENEFITS
        ----------------
The Executive will have the same rights as all other executive level employees of Ableauctions to participate in all pension and other retirement plans, medical insurance, life insurance and other fringe benefit programs as are now or may hereafter be established by Ableauctions for executive level employees.

3.5     VACATION
        --------
The Executive will receive five weeks paid vacation per year, taken in accordance with Ableauctions' vacation policy in effect from time to time.

                                    ARTICLE 4
                              TERM AND TERMINATION

4.1     TERM
        ----
The term of the Executive's employment under this Agreement commences on the date of this Agreement and continues until terminated as provided in Section 4.2.

4.2     TERMINATION
        -----------
The Executive's employment under this Agreement may be terminated only upon the occurrence of any of the following events:

(a)  the  death  or  Permanent  Disability  of  the  Executive;

(b) Ableauctions' election to terminate the Executive for cause, as defined by applicable caselaw;

(c) the mutual agreement by the Executive and Ableauctions to terminate the Executive's employment under this Agreement;

(d) the Executive's election to terminate the Executive's employment under this Agreement, provided that the Executive gives Ableauctions at least 90 days prior written notice of the Executive's intent to terminate; or

(e) Ableauctions' election to terminate the Executive's employment under this Agreement without cause, provided that Ableauctions gives the Executive prior written notice, equal to the greater of one year or two months per year of completed service, of Ableauctions's intent to terminate, or a corresponding payment of compensation in lieu of notice.

A  decision by Ableauctions to terminate the Executive's employment under clause
(b) or clause (e) may only be taken by Ableauctions with the approval of the Board of Directors of Ableauctions.

4.3     EFFECT  OF  TERMINATION
        -----------------------
Upon the termination of the Executive's employment under this Agreement, Ableauctions will have no further obligation to the Executive or any personal representative of the Executive with respect to this Agreement or the Executive's employment by Ableauctions, except for the payment of compensation, if any, accrued pursuant to Article 3 up to the date of termination of this Agreement and unpaid at the date of such termination and the payment of any severance payments that may be due under Section 4.2(c) or 4.2(e) of this Agreement.

4.4     RETURN  OF  PROPERTY
        --------------------
On termination of this Agreement for any reason or cause, the Executive shall return to Ableauctions all property used by the Executive in the performance of the Executive's duties and all other property belonging to Ableauctions in the Executive's possession or control.

4.5     SURVIVAL
        --------
The obligations of the Executive pursuant to Articles 5, 6 and 7 survive any expiration or termination of this Agreement.

                                    ARTICLE 5
                                  RESTRICTIONS

5.1     RESTRICTIONS
        ------------
The Executive agrees to comply with all of the restrictions set forth below at all times during the term of this Agreement and for a period of one year after the expiration or termination of this Agreement:

(a) The Executive will not (except with the prior written consent of Ableauctions, which consent may be withheld in Ableauctions' sole discretion) either individually or in partnership or in conjunction with any person or persons, firm, association, syndicate, company or corporation, as principal, agent, director, officer, employee, investor or in any other manner whatsoever, directly or indirectly, carry on, be engaged in, be interested in, or be concerned with, or permit his name to be used or employed by any such person or persons, firm, association, syndicate, company or corporation, carrying on, engaged in, interested in or concerned with, a business which competes with the Business of Ableauctions within Canada or the United States of America.

(b) The Executive will not (except with the prior written consent of Ableauctions, which consent may be withheld in Ableauctions' sole discretion) either directly or indirectly, on the Executive's own behalf or on behalf of others, solicit, divert or appropriate or attempt to solicit, divert or appropriate to any Competitive Business, any business of Ableauctions or any Affiliate of Ableauctions from any customer or actively sought prospective customer of Ableauctions or any Affiliate of Ableauctions with whom Ableauctions or any Affiliate of Ableauctions has current agreements relating to the Business of Ableauctions, or with whom the Executive has dealt, or with whom the Executive has supervised negotiations or business relations, or about whom the Executive has acquired Proprietary Information in the course of the Executive's employment.

Ableauctions and the Executive agree that these covenants are fair and reasonably required to protect the interests of Ableauctions. The Executive acknowledges that, since the Business of Ableauctions is relatively unique, the Executive's livelihood has not been and will not be dependent on employment in the Business of Ableauctions, and that these covenants do not materially affect the Executive's ability to obtain other employment.

5.2     ACKNOWLEDGEMENT  BY  THE  EXECUTIVE
        -----------------------------------
The Executive represents and warrants to Ableauctions that the Executive is not subject to any agreement with any other entity that would prevent the Executive from competing with or in any way participating in a business that competes with that other entity's business or from soliciting any personnel or customers of that other entity on behalf of another business.

                                    ARTICLE 6
                            PROPRIETARY INFORMATION

6.1     NON-DISCLOSURE
        --------------
The Executive agrees that, during the term of the Executive's employment by Ableauctions and for the applicable time periods specified below, the Executive will receive all Proprietary Information in strictest confidence and will not disclose or make available, directly or indirectly, any Proprietary Information to any person, concern or entity, except in the proper performance of the Executive's duties and responsibilities under this Agreement or with the prior written consent of Ableauctions. The Executive will abide by Ableauctions' policies and regulations, as established from time to time, for the protection of its Proprietary Information for the time period specified in this Section. The Executive agrees that the nondisclosure prohibitions described in this Section survive the expiration or termination of this Agreement (i) with respect to Proprietary Information other than Proprietary Technology for a period of five years; (ii) with respect to Third Party Information for the later of five years or so long as Ableauctions or an Affiliate of Ableauctions is required to maintain confidentiality of such information; and (iii) with respect to Proprietary Technology for the later of five years or so long as the Proprietary Technology retains its status as such and remains confidential.

6.2     OWNERSHIP  OF  PROPRIETARY  INFORMATION
        ---------------------------------------
The Executive acknowledges and agrees that all Proprietary Information, and all physical embodiments of Proprietary Information, are confidential to and will be and remain the sole and exclusive property of Ableauctions. Upon request by Ableauctions, and in any event upon termination of the Executive's employment with Ableauctions for any reason, the Executive will promptly deliver to Ableauctions all property belonging to Ableauctions including, without limitation, all Proprietary Information (and all embodiments of Proprietary Information) then in the custody, control or possession of the Executive.

6.3     WORKS  FOR  HIRE
        ----------------
The Executive agrees that any Works created by the Executive in the course of the Executive's duties as an employee of Ableauctions are subject to Section 13(3) of the Copyright Act (Canada) and to the "work for hire" provisions of sections 101 and 201 of the United States Copyright Law, Title 17 of the United States Code. All right, title and interest to copyrights in all Works that have been or will be prepared by the Executive within the scope of the Executive's employment with Ableauctions will be the property of Ableauctions. The Executive acknowledges and agrees that, to the extent the provisions of the Copyright Act (Canada) or the copyright laws of the United States do not vest in Ableauctions the copyrights to any Works, the Executive hereby irrevocably assigns to Ableauctions all right, title and interest to copyrights which the Executive may have in any Works. The Executive will disclose to Ableauctions all Works, will execute and deliver all applications, registrations and documents relating to the copyrights in the Works and will provide assistance to secure Ableauctions' title to the copyrights in the Works. Ableauctions will be responsible for all expenses incurred in connection with the registration of all copyrights. The Executive hereby waives any moral rights that the Executive may have under the Copyright Act (Canada) or similar legislation anywhere in the world or otherwise with respect to the Works.

6.4     ACKNOWLEDGEMENTS  BY  THE  EXECUTIVE
        ------------------------------------
The Executive represents to Ableauctions that the Executive has not executed any agreement with any other party that purports to require the Executive to assign any Work or any Invention created, conceived or first practiced by the Executive during a period of time that includes the date of the Executive's commencement of employment with Ableauctions.

                                    ARTICLE 7
                               DISPUTE RESOLUTION

7.1     RESOLUTION  OF  DISPUTES  ON  DETERMINATION  OF  CAUSE  AND  BREACH  OF
        -----------------------------------------------------------------------
RESTRICTIVE  COVENANTS
----------------------
The parties agree that any controversy or dispute regarding whether or not "cause" exists for termination of the Executive's employment under this Agreement or any determination that the restrictive covenants and nondisclosure covenants of Articles 5 and 6 have been breached (each, a "Dispute") that is not resolved by the parties within ten days shall be referred to and finally resolved by arbitration under the Rules of the British Columbia International Commercial Arbitration Centre. The appointing authorities shall be the British Columbia International Commercial Arbitration Centre. The case shall be administered by the British Columbia International Commercial Arbitration Centre in accordance with its "Procedures for Cases Under the BCICAC Rules". The place of arbitration shall be Vancouver, British Columbia, Canada.

                                    ARTICLE 8
                                    GENERAL

8.1     GOVERNING  LAW  AND  ATTORNMENT
        -------------------------------
This Agreement will be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable in British Columbia. Subject to section 7.1 the parties irrevocably submit to and accept generally and unconditionally the exclusive jurisdiction of the courts and appellate courts of British Columbia with respect to any legal action or proceeding which may be brought at any time relating in any way to this Agreement. Each of the parties irrevocably waives any objection it may now or in the future have to the venue of any such action or proceeding, and any claim it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

8.2     REMEDIES  NOT  EXCLUSIVE
        ------------------------
The remedies provided to the parties under this Agreement are cumulative and not exclusive to each other, and any such remedy will not be deemed or construed to affect any right which any of the parties is entitled to seek at law, in equity or by statute.

8.3     NOTICES
        -------
Any notice, direction, request or other communication required or contemplated by any provision of this Agreement will be given in writing and will be given by delivery to the appropriate party at the address first set out for that party above. Any such notice, direction, request or other communication will be deemed to have been given or made on the date on which it was delivered or, in the case of delivery by fax, on the next business day after receipt of transmission. Any party may change its fax number or address for service from time to time by written notice to the other in accordance with this Section.

8.4     ENTIRE  AGREEMENT
        -----------------
This Agreement and any documents and agreements to be delivered pursuant to this Agreement supersede all previous invitations, proposals, letters, correspondence, negotiations, promises, agreements, covenants, conditions, representations and warranties with respect to the subject matter of this Agreement. There is no representation, warranty, collateral term or condition or collateral agreement affecting this Agreement, other than as expressed in writing in this Agreement. No trade terms or trade usages are to be incorporated by reference implicitly or otherwise into this Agreement, unless expressly referred to in this Agreement.

8.5     AMENDMENTS
        ----------
No change or modification of this Agreement will be valid unless it is in writing and signed by each party to this Agreement.

8.6     INVALIDITY  OF  PARTICULAR  PROVISION
        -------------------------------------
If any provision of this Agreement or any part of any provision (in this section called the "Offending Provision") is declared or becomes unenforceable, invalid or illegal for any reason whatsoever including, without limiting the generality of the foregoing, a decision by any competent courts, legislation, statutes, bylaws or regulations or any other requirements having the force of law, then the Offending Provision shall be severed from this Agreement and the remainder of this Agreement will remain in full force and effect as if this Agreement had been executed without the Offending Provision.

8.7     CURRENCY
        --------
Unless otherwise specified all sums of money expressed in this Agreement are in the lawful money of Canada.

8.8     NUMBER  AND  GENDER
        -------------------
Unless the context of this Agreement otherwise requires, to the extent necessary so that each clause will be given the most reasonable interpretation, the singular number will include the plural and vice versa, the verb will be construed as agreeing with the word so substituted, words importing the masculine gender will include the feminine and neuter genders, words importing persons will include firms and corporations and words importing firms and corporations will include individuals.

8.9     HEADINGS  AND  CAPTIONS
        -----------------------
The headings and captions of sections and paragraphs contained in this Agreement are all inserted for convenience of reference only and are not to be considered when interpreting this Agreement.

8.10     ASSIGNMENT
         ----------
This Agreement is not assignable by the Executive in whole or in part without the prior written consent of Ableauctions. Any attempt by the Executive to assign any of the rights or to delegate any of the duties or obligations of the Executive under this Agreement without such prior written consent is void.

8.11     COUNTERPARTS
         ------------
This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart. A fax transcribed copy or photocopy of this Agreement executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

8.12     WAIVER
         ------
No failure or delay on the part of any party in exercising any power or right under this Agreement will operate as a waiver of such power or right. No single or partial exercise of any right or power under this Agreement will preclude any further or other exercise of such right or power. No modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of this Agreement will be effective until the same is in writing. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.

8.13     FURTHER  ASSURANCES
         -------------------
Each of the parties will promptly execute and deliver to the other at the cost of the other such further documents and assurances and take such further actions as the other may from time to time request in order to more effectively carry out the intent and purpose of this Agreement and to establish and protect the rights, interests and remedies intended to be created in favour of the other.

8.14     ACKNOWLEDGEMENT  OF  RECEIPT
         ----------------------------
Each  of  the parties acknowledges receiving an executed copy of this Agreement.

8.15     ENUREMENT
         ---------
Subject to the restrictions on transfer contained in this Agreement, this Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors and assigns.


IN WITNESS WHEREOF the parties have executed this Agreement on the dates stated below.


ABLEAUCTIONS.COM,  INC.
Per:
____________________________________________        __________________________
Name:  _____________________________________          ABDUL  LADHA
Title:  ____________________________________
____________________________________________        __________________________
Date  of  Execution                                  Date  of  Execution

                            EMPLOYEE OPTION AGREEMENT
                            -------------------------
THIS  AGREEMENT  Dated  For  Reference  the __ Day  of ___ , ___  .

BETWEEN:


          ABLEAUCTIONS.COM, INC., of 1963 Lougheed Highway, Coquitlam, British Columbia, V3K 3T8

          ("Ableauctions")

AND:

          ABDUL  LADHA, of 8824 Yarrow Place, Burnaby, British Columbia, V3N 4W2

         (the  "Executive")

WHEREAS:

Ableauctions would like to grant to the Executive an option to purchase common shares of Ableauctions on the terms and conditions hereinafter set forth.

IN CONSIDERATION of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:

1. From and including the Agreement Date through to and including the day which is specified in Section 7 (the "Termination Date"), the Executive shall have and be entitled to and Ableauctions hereby grants to the Executive an option (the "Option") to purchase all or any portion of 1,000,000 common shares without par value in the capital stock of Ableauctions (the "Shares") from treasury on the following terms:

(a) except as provided in clause (b) and paragraph 3, the Option shall be exercisable by the Executive at a price per share equal to __; and

(b)     if:

(i)  there is a merger or amalgamation of Ableauctions with another corporation;

(ii) there is any transaction whereby all of Ableauctions's issued and outstanding shares are acquired by or become subject to a takeover bid by another corporation; or

(iii) there is a sale or conveyance by Ableauctions or one or more of its shareholders, or both, to a party that is dealing with Ableauctions or such shareholder at arms-length as defined in the Income Tax Act of Canada in a single transaction or series of related transactions, of shares of Ableauctions's capital stock representing a majority of the votes that may then be cast by all of the shareholders of Ableauctions, then the entire Option will become exercisable by the Executive immediately prior to (and conditional upon the completion of) such merger, amalgamation, transaction, sale or conveyance and the exercise price for the Option will be a price per share equal to the cash price for common shares of Ableauctions offered on such merger, amalgamation or other transaction if a cash price per share is so offered or the fair market value of the consideration offered on such merger, amalgamation or other transaction as determined by the board of directors of Ableauctions.

2. Subject to paragraph 3 hereof, the right to take up shares pursuant to this Option shall vest with the Executive as follows:

(a) the right to take up 1/8 of the Shares shall vest on the last day of the third month after the date of this Agreement, and

(b) the right to take up 1/24 of the Shares shall vest on the last day of each month thereafter until all of the Shares are so vested.

3. The Option shall immediately vest such that the entire Option will be immediately exercisable by the Executive if:

(a)  there is a merger or amalgamation of Ableauctions with another corporation;

(b) there is any transaction whereby all of Ableauctions's issued and outstanding shares are acquired by or become subject to a takeover bid by another corporation; or

(c) there is a sale or conveyance by Ableauctions or one or more of its shareholders, or both, to a party that is dealing with Ableauctions or such shareholder at arms-length as defined in the Income Tax Act of Canada in a single transaction or series of related transactions, of shares of Ableauctions's capital stock representing a majority of the votes that may then be cast by all of the shareholders of Ableauctions.

4. Subject to the terms of this Agreement, the right to take up shares pursuant to the Option is exercisable by the Executive giving notice in writing to Ableauctions accompanied by a cheque, certified if so required by Ableauctions, in favour of Ableauctions for the full amount of the purchase price of the shares then being purchased. Provided such written notice and payment are received by Ableauctions prior to 5:00 p.m. local time on the Termination Date at its address first above written, Ableauctions covenants and agrees to issue and deliver to the Executive, forthwith thereafter, a share certificate for the number of shares so purchased registered in the Executive's name.

5. This is an Option only and does not impose upon the Executive any obligation to take up and pay for any of the shares under Option.

6. The Option shall not be assignable or transferable by the Executive otherwise than by Will or the law of intestacy and the Option may be exercised during the lifetime of the Executive only by the Executive himself.

7.     This  Option  shall  terminate  on  the  earlier  of:
(a)     five  years  from  the  date  of  this  Agreement;  or

(b) 30 days after the Executive ceases to be an employee of Ableauctions save and except where the Executive ceases to be an employee of Ableauctions as a result of:

(i)  termination  for  cause;  or

(ii) by order of any securities regulatory body having jurisdiction to so order,

in which case the Option shall terminate on the date the Executive ceases to be an employee of Ableauctions.

8. If the Executive should die while still an employee of Ableauctions, the Option may then be exercised by the Executive's legal heirs or personal representatives to the same extent as if the Executive were alive and an employee of Ableauctions for a period of one year after the Executive's death but only for such shares as the Executive was entitled to purchase pursuant to the Option at the date of the Executive's death.

9. This Agreement shall be subject to the approval of the securities regulatory authorities having jurisdiction (the "Regulatory Authorities") and, if required by applicable laws, by the members of Ableauctions. All amendments hereto will also be subject to the approval of the Regulatory Authorities and, if required by applicable laws, the members of Ableauctions. The Executive and Ableauctions agree to amend this Agreement in order to comply with the requirements of the Regulatory Authorities having jurisdiction to approve this Agreement and, if the terms of the amendments can not be agreed to, to submit the proposed amendments to arbitration under the Commercial Arbitration Act (British Columbia).

10. In the event of any subdivision, consolidation or other change in the share capital of Ableauctions while any portion of the Option is outstanding, then the number of shares under option to the Executive and the exercise price thereof shall be correspondingly adjusted in accordance with such subdivision, consolidation or other change in the share capital of Ableauctions.

11. If Ableauctions undertakes an amalgamation, merger, reorganization or other arrangement while any portion of the Option is outstanding, then the number of shares under option to the Executive and the exercise price thereof shall be correspondingly adjusted in accordance with such amalgamation, merger, reorganization or other arrangement.

12. Ableauctions hereby covenants and agrees to and with the Executive that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Executive in the event the Executive exercises the Option.

13. Ableauctions hereby represents that as of the Agreement Date the Executive is a bona fide employee of Ableauctions.


IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed effective as of the day and year first above written.

ABLEAUCTIONS.COM,  INC.
Per:
___________________        ________________
DAVID  VOGT                 ABDUL  LADHA

___________________        ________________
MICHAEL  BOYLING

___________________        ________________
BARRETT  SLEEMAN

___________________        ________________
Date  of  Execution        Date of Execution